UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2023

PaxMedica, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41475	85-0870387
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 South Broadway, Suite 125 Tarrytown, NY	10591
(Address of principal executive offices)	(Zip Code)

(914) 987-2876

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PXMD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 12, 2023, PaxMedica, Inc. (the “Company”) received a determination letter (the “Letter”) from the staff (the “Staff”) of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company has not regained compliance with Listing Rule 5550(b)(2) (the “Minimum Market Value Requirement”), requiring the Company to maintain a market value of listed securities of a minimum of $35 million, during the 180-day grace period previously granted to the Company.

As previously disclosed, the Company was initially notified by the Staff on December 6, 2022 that the Company was not in compliance with the Minimum Market Value Requirement for a period of 30 consecutive business days, and Nasdaq granted the Company a period of 180 calendar days, or until June 5, 2023, to regain compliance with the Minimum Market Value Requirement.

As a result of not regaining compliance with the Minimum Market Value requirement during the 180-day period, the Company’s common stock, par value $0.0001 per share (the “Common Stock”) is subject to delisting from the Nasdaq Capital Market. Pursuant to the Letter, unless the Company requests a hearing to appeal the Staff’s determination by 4:00 p.m., Eastern Time, on June 20, 2023, trading of the Company’s Common Stock will be suspended at the opening of business on June 22, 2023, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s Common Stock from listing and registration on Nasdaq.

The Company intends to request a hearing before the Nasdaq Hearings Panel (the “Panel”) to appeal the Staff’s delisting determination. A hearing request will stay the suspension of trading of the Company’s Common Stock, and the Company’s Common Stock will continue to trade on The Nasdaq Capital Market until the hearing process concludes and the Panel issues a written decision.

There can be no assurance that our appeal will be successful and that the Panel will grant the Company’s request for a suspension of delisting or continued listing on The Nasdaq Capital Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PaxMedica, Inc.

By:	/s/ Howard J. Weisman
Name:	Howard J. Weisman
Title:	Chief Executive Officer

Date: June 16, 2023